November 16, 1995


                    PREMIER STATE MUNICIPAL BOND FUND
                            (ARIZONA SERIES)
                           (COLORADO SERIES)
                            (OREGON SERIES)
              Supplement to Prospectus Dated August 14, 1995



          At a Special Meeting of Shareholders of the Colorado Series and the Oregon Series (the "Series") held on November 15, 1995, shareholders of each Series approved an Agreement and Plan of Reorganization (the "Plan"), pursuant to which each Series will transfer all or substantially all of its assets, subject to liabilities, attributable to its Class A and Class B shares, to Premier Municipal Bond Fund in a tax free exchange for corresponding Class A and Class B shares of Premier Municipal Bond Fund (the "Exchange"). The Exchange is expected to occur on or about December 1, 1995 at which time Series shareholders will become shareholders of Premier Municipal Bond Fund, and each Series will be liquidated and its existence as a series of the Fund terminated. A Special Meeting of Shareholders of the Arizona Series to consider the Plan was convened on November 15, 1995 and adjourned to December 1, 1995.

          In accordance with the terms set forth herein, shareholders of the Series who purchased Class A shares on or after January 1, 1995 and who choose to redeem such shares rather than participate in the Exchange will be reimbursed upon redemption prior to the Exchange the sales load applicable to such Class A share purchases, in accordance with the sales load schedule set forth on page 43 in Premier State Municipal Bond Fund's current prospectus dated August 14, 1995 (the "Sales Load Reimbursement"). Class B shares held by shareholders of the Series who choose to redeem such shares rather than participate in the Exchange will not be subject to any contingent deferred sales charge upon redemption prior to the Exchange (the "CDSC Waiver").

          The Sales Load Reimbursement/CDSC Waiver will be available to Class A and Class B shareholders of the Series who redeem their shares at any time during the period from September 29, 1995 to the later of December 1, 1995 or the consummation of the Exchange.

          If you have any questions pertaining to the Exchange or the Sales Load Reimbursement/CDSC Waiver, please contact your Service Agent.